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                                                                    EXHIBIT 10.5

                                ESCROW AGREEMENT

         THIS AGREEMENT is executed this 8th day of November, 2000, by BANCFIRST, an Oklahoma banking corporation ("the Escrow Bank"), ENERGAS RESOURCES INC., a British Columbia, Canada corporation ("Energas"), and LARRY
G. JORDAN, JIM and BILLIE BAKER, KEITH D. MENEES, WILLARD L. and JEANNE O'DANIEL, JAMES W. and LAVADA GREER LIVING TRUST, JACK and MARIE SELLERS, and MARK R. HOY, herein referred to, individually, as "Seller" and, collectively, as "Sellers", and FIRST NATURAL GAS, INC. ("the Company"), an Oklahoma corporation.

                                    RECITALS

         (a) Attached hereto and made a part hereof as Exhibits A, B and C, respectively, are Stock Purchase Agreement, dated August 26, 2000, as amended by Amendment to Stock Purchase Agreement, dated September 23, 2000, as amended by Second Amendment to Stock Purchase Agreement, dated October 30, 2000, as amended by Third Amendment to Stock Purchase Agreement, dated November 8, 2000, by and between Sellers and Energas, and herein referred to, collectively, as "the Agreement".

         (b) The Agreement provides, in Paragraphs 2(a), 7(c), (d) and (f), and 9, for an escrow agent to be appointed by, and to perform certain duties for, Energas and Sellers under the terms of the Agreement.

                                    AGREEMENT

         1. APPOINTMENT OF ESCROW AGENT. Energas and Sellers hereby appoint the Escrow Bank as the escrow agent under and pursuant to the terms of the Agreement. The Escrow Bank hereby accepts said appointment and agrees to perform the duties imposed upon the escrow agent in the Agreement.

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         2. OPENING OF SPECIAL ACCOUNT. As required in Paragraph 2(a) of the
Agreement, the Company has opened a special bank account with the Escrow Bank and the Company agrees to comply with its obligation to make monthly payments of net income, first on the interest payments to Sellers and the balance into the special bank account, all as required in said Paragraph 2(a). The account number for the special account in the Escrow Bank is No. _____________. The style of the account is "First Natural Gas - Energas Special".

         3.       LIMITATIONS ON OBLIGATIONS OF ESCROW BANK.

                  (a) The Escrow Bank shall act as a stakeholder and shall not be responsible for the genuineness, validity, sufficiency or collectibility of funds or documents deposited with it under the terms of the Agreement. The Escrow Bank shall not be required to determine the existence of any fact or decide any questions of law. It shall not be liable in any respect on account of identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, paper or funds, its duties hereunder being limited to the safekeeping of such funds, instruments or documents received by it as escrow agent, and for the delivery of the same in accordance with the Agreement.

                  (b) The Escrow Bank, as part of the consideration for the acceptance of this escrow, will not be liable for any acts or omissions done in good faith, nor for any claims, demands or losses, nor for any demands made or suffered by any party to this escrow, except such as may arise through or be caused by its bad faith or gross negligence.

         4. FEES OF ESCROW BANK. The Escrow Bank's fee in the amount of $1,000.00 and expenses shall be paid by Energas. In addition, the Escrow Bank shall be entitled to reasonable compensation, including attorney's fees and expenses for unusual circumstances or in the event it

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is necessary to seek an order by a court, in which case it may employ attorneys for the reasonable protection of the escrow property and of itself and shall have the right to reimburse itself out of any funds in its possession for costs, expenses, attorney's fees and its compensation and shall have a lien on all money, documents or property held in escrow to cover the same.

         5. SPOKESPERSONS FOR THE PARTIES. For all purposes of the Agreement as well as this Escrow Agreement, and for the purposes of any instructions to the Escrow Bank and for any communications, the parties hereto appoint the following as their individual spokesman for all purposes:

            For Energas:               George G. Shaw, President
                                       2601 N.W. Expressway, Suite 1100-W
                                       Oklahoma City, OK 73112
                                       Telephone Number: (405) 879-1752
                                       Fax Number: (405) 879-0175

                                       whose signature is as follows:

                                       /s/ George G. Shaw                      .
                                       ----------------------------------------

            For Sellers and
            the Company:               Larry G. Jordan, Individually and as
                                       President of the Company
                                       Route 1, Box 53
                                       Eufaula, OK 74432
                                       Telephone Number:  918-473-3705
                                                          ----------------------
                                       Fax Number:  918-473-0382
                                                    ----------------------------

                                       whose signature is as follows:

                                       Larry G. Jordan                         .
                                       ----------------------------------------


            For Escrow Bank:           BancFirst - Martha E. Ober
                                       -----------------------------------------
                                       Title Vice President
                                             -----------------------------------
                                       Address 101 N. Broadway - Suite 300
                                              ----------------------------------
                                       Telephone Number (405) 270-4772
                                                       -------------------------
                                       Fax Number (405) 270-4779
                                                  ------------------------------

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         6. EXECUTION IN COUNTERPART. This agreement may be executed by the parties in individual counterpart copies and if each party executes a counterpart copy, it shall have the same effect as if all parties had executed the same copy. Provided, however, until all parties have signed a counterpart copy, there shall be no agreement.

         7. SUCCESSORS AND ASSIGNS. This agreement shall be binding upon and shall enure to the benefit of the respective successors and assigns of the Escrow Bank, Energas, Sellers, and the Company.

         Dated and executed as of the day, month and year first shown above.

                                       BANCFIRST

                                By:    /s/ Martha E. Ober
                                       ------------------------------------
                                       Vice-President
                                       -----------------------------(title)


                                       ENERGAS RESOURCES INC.

                                By:    /s/ George Shaw
                                       ------------------------------------
                                       President


                                       FIRST NATURAL GAS, INC.

                                By:    /s/ ILLEGIBLE
                                       ------------------------------------
                                       President

                                       /s/ Larry G. Jordan
                                       ------------------------------------
                                       Larry G. Jordan

                                       /s/ Jim Baker
                                       ------------------------------------
                                       Jim Baker

                                       /s/ Billie Baker
                                       ------------------------------------
                                       Billie Baker


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                                          /s/ Keith D. Menees
                                          ------------------------------------
                                          Keith D. Menees

                                          /s/ Willard L. O'Daniel
                                          ------------------------------------
                                          Willard L. O'Daniel

                                          /s/ Jeanne O'Daniel
                                          ------------------------------------
                                          Jeanne O'Daniel

                                          James W. and LaVada Greer Living Trust

                                   By:    /s/ James W. Greer
                                          ------------------------------------
                                          James W. Greer, Trustee
                                                     and

                                   By:    /s/ LaVada Greer
                                          ------------------------------------
                                          LaVada Greer, Trustee

                                          /s/ Jack Sellers
                                          ------------------------------------
                                          Jack Sellers

                                          /s/ Marie Sellers
                                          ------------------------------------
                                          Marie Sellers

                                          /s/ Mark R. Hoy
                                          ------------------------------------
                                          Mark R. Hoy



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